Exhibit 99.2

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

CONSOLIDATED EARNINGS

    (in millions, except per-share figures)

	Q2		Year-to-date		Q1
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009	March 31, 2010
Net sales and revenues:
Forest Products	$1,548	$1,192	$2,816	$2,295	$1,268
Real Estate	257	199	408	371	151

Total net sales and revenues	1,805	1,391	3,224	2,666	1,419

Costs and expenses:
Forest Products:
Costs of products sold	1,175	1,050	2,183	2,028	1,008
Alternative fuel mixture credits	—	(107)	—	(107)	—
Depreciation, depletion and amortization	115	125	231	247	116
Selling expenses	36	33	70	76	34
General and administrative expenses	80	83	162	179	82
Research and development expenses	8	15	16	28	8
Charges for restructuring and closures	2	46	2	128	—
Impairment of goodwill and other assets	—	20	1	38	1
Other operating income, net	(8)	(77)	(79)	(71)	(71)

	1,408	1,188	2,586	2,546	1,178

Real Estate:
Costs and operating expenses	189	164	310	315	121
Depreciation and amortization	5	4	8	8	3
Selling expenses	19	20	34	42	15
General and administrative expenses	17	17	33	45	16
Other operating costs, net	2	7	3	7	1
Impairment of long-lived assets and other related charges	1	53	2	95	1

	233	265	390	512	157

Total costs and expenses	1,641	1,453	2,976	3,058	1,335

Operating income (loss)	164	(62)	248	(392)	84
Interest expense and other:
Forest Products:
Interest expense incurred	(105)	(107)	(211)	(215)	(106)
Less: interest capitalized	—	2	1	4	1
Loss on early extinguishment of debt	(49)	—	(49)	—	—
Interest income and other	12	13	21	27	9
Equity in income (loss) of equity affiliates	(3)	—	(9)	3	(6)
Real Estate:
Interest expense incurred	(6)	(7)	(12)	(14)	(6)
Less: interest capitalized	5	7	10	14	5
Interest income and other	—	1	3	2	3
Equity in income of equity affiliates	3	11	39	13	36
Impairments of investments and other related charges	—	(6)	—	(32)	—

Earnings (loss) before income taxes	21	(148)	41	(590)	20
Income tax benefit (provision) (1)	(7)	32	(45)	208	(38)

Net earnings (loss)	14	(116)	(4)	(382)	(18)
Less: (income) loss attributable to noncontrolling interests	—	10	(2)	12	(2)

Net earnings (loss) attributable to Weyerhaeuser common shareholders	$14	$(106)	$(6)	$(370)	$(20)

Basic earnings (loss) per share attributable to Weyerhaeuser common shareholders	$0.07	$(0.50)	$(0.03)	$(1.75)	$(0.10)

Diluted earnings (loss) per share attributable to Weyerhaeuser common shareholders	$0.07	$(0.50)	$(0.03)	$(1.75)	$(0.10)

Dividends paid per share	$0.05	$0.25	$0.10	$0.50	$0.05

Weighted average shares outstanding (in thousands):
Basic	211,600	211,356	211,521	211,328	211,440
Diluted	212,103	211,356	211,521	211,328	211,440
Common shares outstanding at end of period (in thousands)	211,609	211,357	211,609	211,357	211,557

(1)

First quarter 2010 includes $31 million in tax charges related to the elimination of the ability to claim a tax deduction for prescription drug benefits provided to retirees and reimbursed under the Medicare Part D subsidy beginning in 2013 and state tax rate changes.

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

NET SALES AND REVENUES

        (in millions)

	Q2		Year-to-date		Q1
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009	March 31, 2010
Timberlands:
Logs:
West	$125	$87	$207	$169	$82
South	37	43	64	76	27
Canada	—	—	9	2	9

Total logs	162	130	280	247	118
Pay as cut timber sales	9	7	17	14	8
Timberlands exchanges and non-strategic dispositions (1)	13	40	48	44	35
Higher and better use land sales (1)	7	4	12	5	5
Minerals, oil and gas	16	14	31	28	15
Products from international operations (2)	17	10	32	17	15
Other products	1	3	7	10	6

	225	208	427	365	202

Wood Products:
Structural lumber	308	216	549	428	241
Engineered solid section	79	62	145	117	66
Engineered I-Joists	49	43	97	76	48
Oriented strand board	116	58	182	113	66
Softwood plywood	23	14	39	28	16
Hardwood lumber	64	56	118	107	54
Other products produced	38	39	73	82	35
Other products purchased for resale	112	106	190	185	78

	789	594	1,393	1,136	604

Cellulose Fibers:
Pulp	354	255	675	536	321
Liquid packaging board	90	77	161	143	71
Other products	24	17	42	34	18

	468	349	878	713	410

Real Estate:
Single family housing	233	180	376	342	143
Land	23	18	30	27	7
Other	1	1	2	2	1

	257	199	408	371	151

Corporate and Other	66	41	118	81	52

	$1,805	$1,391	$3,224	$2,666	$1,419

(1)	Higher and better use timberlands and non-strategic dispositions are sold through Forest Products subsidiaries.
(2)	Includes logs, plywood and hardwood lumber harvested or produced by our international operations, primarily in South America.

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

NET CONTRIBUTION TO PRE-TAX EARNINGS

        (in millions)

	Q2		Year-to-date		Q1
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009	March 31, 2010
Timberlands	$70	$66	$151	$106	$81
Wood Products	(3)	(162)	(22)	(428)	(19)
Cellulose Fibers	74	100	93	131	19
Real Estate	27	(50)	58	(146)	31
Corporate and Other	8	13	20	(30)	12

	$176	$(33)	$300	$(367)	$124

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

FOOTNOTES TO NET CONTRIBUTION TO PRE-TAX EARNINGS

        (in millions)

			Year-to-date
	Q2 2010	Q2 2009	Q2 2010	Q2 2009	Q1 2010
Wood Products includes:
Charges for restructuring and closures	$—	$—	$—	$(63)	$—
Goodwill impairments	—	—	—	(3)	—
Other asset impairments	—	(16)	—	(21)	—
Reserve for litigation	—	—	—	(19)	—
Gain on sale of operations	—	—	4	—	4
Gain on sale of property	8	1	48	1	40

			Year-to-date
	Q2 2010	Q2 2009	Q2 2010	Q2 2009	Q1 2010
Cellulose Fibers includes:
Charges for restructuring and closures	$—	$—	$—	$(1)	$—
Alternative fuel mixture credits	—	107	—	107	—

			Year-to-date
	Q2 2010	Q2 2009	Q2 2010	Q2 2009	Q1 2010
Real Estate includes:
Charges for restructuring and closures	$—	$(2)	$—	$(6)	$—
Impairment of assets and other related charges - attributable to Weyerhaeuser shareholders	—	(50)	—	(116)	—
Impairment of assets and other related charges - attributable to noncontrolling interests	—	(9)	—	(11)	—
Sale of partnership interests	—	9	33	9	33
Net gain on land and lot sales	13	7	16	13	3

			Year-to-date
	Q2 2010	Q2 2009	Q2 2010	Q2 2009	Q1 2010
Corporate and Other includes:
Charges for restructuring and closures	$—	$(41)	$—	$(59)	$—
Asset impairments	—	(4)	—	(14)	—
Net foreign exchange gains (losses)	(8)	21	2	16	10
Pension and postretirement credits (1)	22	37	38	61	16

(1)	Excludes pension and postretirement included in charges for restructuring and closures.

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

THIRD PARTY SALES VOLUMES

	Q2		Year-to-date		Q1
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009	March 31, 2010
Timberlands (thousands):
Logs - cubic meters:
West	1,276	1,283	2,251	2,373	975
South	827	1,062	1,461	1,831	634
Canada	15	3	274	67	259
International	68	73	146	150	78

Wood Products (millions):
Structural lumber - board feet	884	885	1,645	1,766	761
Engineered solid section - cubic feet	4	4	8	7	4
Engineered I-Joists - lineal feet	41	36	85	62	44
Oriented strand board - square feet (3/8”)	437	374	771	721	334
Softwood plywood - square feet (3/8”)	75	55	135	106	60
Hardwood lumber - board feet	76	69	143	127	67

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	413	395	835	804	422
Liquid packaging board - tons	83	77	150	141	67

Real Estate:
Single-family homes sold	491	790	1,111	1,245	620
Single-family homes closed	625	464	1,018	893	393
Single-family homes sold but not closed at end of period (backlog)	743	910	743	910	877

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
TOTAL PRODUCTION VOLUMES

	Q2		Year-to-date		Q1
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009	March 31, 2010
Timberlands (thousands):
Fee depletion - cubic meters:
West	1,404	1,910	2,835	3,588	1,431
South	1,881	2,495	4,021	4,875	2,140
International	89	142	181	249	92

Wood Products (millions):
Structural lumber - board feet	846	792	1,647	1,653	801
Engineered solid section - cubic feet	4	3	8	5	4
Engineered I-Joists - lineal feet	41	24	82	44	41
Oriented strand board - square feet (3/8”)	468	369	846	704	378
Softwood plywood - square feet (3/8”)	64	37	112	65	48
Hardwood lumber - board feet	61	48	120	103	59

Cellulose Fibers (thousands):
Pulp - air-dry metric tons	414	368	851	783	437
Liquid packaging board - tons	81	77	150	142	69

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

CONDENSED CONSOLIDATED BALANCE SHEETS

        (in millions)

	June 30, 2010	March 31, 2010	Dec. 31, 2009
Assets

Forest Products
Current assets:
Cash and cash equivalents	$1,839	$2,143	$1,862
Short-term investments	3	1	49
Receivables, less allowances	481	462	370
Receivables for taxes	51	34	602
Receivable from pension trust	—	96	146
Inventories	472	515	447
Prepaid expenses	91	93	82
Deferred tax assets	136	136	109

Total current assets	3,073	3,480	3,667

Property and equipment, net	3,423	3,539	3,611
Construction in progress	77	69	52
Timber and timberlands at cost, less depletion charged to disposals	4,022	4,016	4,010
Investments in and advances to equity affiliates	192	192	197
Goodwill	40	40	40
Deferred pension and other assets	948	904	756
Restricted assets held by special purpose entities	915	914	915

	12,690	13,154	13,248

Real Estate
Cash and cash equivalents	7	17	7
Receivables, less allowances	42	34	32
Inventory	1,552	1,553	1,515
Investments in and advances to equity affiliates	18	18	17
Deferred tax assets	270	271	299
Other assets	123	122	126
Consolidated assets not owned	6	6	6

	2,018	2,021	2,002

Total assets	$14,708	$15,175	$15,250

Liabilities

Forest Products
Current liabilities:
Notes payable and commercial paper	$1	$1	$4
Current maturities of long-term debt	3	3	3
Accounts payable	322	329	317
Accrued liabilities	663	603	631

Total current liabilities	989	936	955

Long-term debt	4,734	5,281	5,281
Deferred income taxes	1,642	1,578	1,538
Deferred pension, other postretirement benefits and other liabilities	1,854	1,942	2,000
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	770	767	768

	9,989	10,504	10,542

Real Estate
Long-term debt	390	390	402
Other liabilities	218	224	252

	608	614	654

Total liabilities	10,597	11,118	11,196

Equity
Weyerhaeuser shareholders’ interest	4,100	4,046	4,044
Noncontrolling interest	11	11	10

Total equity	4,111	4,057	4,054

Total liabilities and equity	$14,708	$15,175	$15,250

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY

STATISTICAL INFORMATION (unaudited)

STATEMENT OF CASH FLOWS

SELECTED INFORMATION

        (in millions)

	Q2		Year-to-date		Q1
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009	March 31, 2010
Net cash from operations	$243	$126	$433	$(310)	$190
Cash paid for property and equipment (1)	(32)	(32)	(77)	(85)	(45)
Cash paid for timberlands reforestation (1)	(7)	(7)	(20)	(22)	(13)
Acquisition of timberlands	(11)	—	(20)	(7)	(9)
Payments on debt	(597)	(18)	(614)	(19)	(17)
Proceeds from the sale of assets and operations	15	29	130	37	115
Cash paid for dividends	(10)	(53)	(21)	(106)	(11)
Repayments from (loan to) pension trust	96	—	146	(85)	50
(1) Capital spending is for Forest Products only and excludes Real Estate. Forest Products Working Capital by Business Segment
	June 30, 2010	June 30, 2009			March 31, 2010
Timberlands	$39	$36			$24
Wood Products	308	279			360
Cellulose Fibers	268	284			244
Corporate and Other (1)	1,469	1,539			1,916

	$2,084	$2,138			$2,544

(1) Corporate and Other segment holds payroll and other liabilities related to the segments and income taxes receivable related to Real Estate. Forest Products Capital Expenditures by Business Segment
	Q2		Year-to-date		Q1
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009	March 31, 2010
Timberlands	$15	$21	$35	$49	$20
Wood Products	5	4	7	29	2
Cellulose Fibers	19	10	58	18	39
Corporate and Other	—	4	1	11	1

	$39	$39	$101	$107	$62

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)	APPENDIX
STATEMENT OF OPERATIONS BY BUSINESS SEGMENT
(Dollar amounts in millions)

	Q2.2010
	Timberlands	Wood Products	Cellulose Fibers	Corporate and Other	Eliminations	Total Forest Products	Real Estate	Total
Trade sales and revenues (unaffiliated customers)	$225	$789	$468	$66	$—	$1,548	$257	$1,805
Intersegment sales	123	20	—	5	(148)	—	—	—

Net sales and revenues	348	809	468	71	(148)	1,548	257	1,805

Costs and expenses:
Costs of products sold	238	698	339	48	(148)	1,175	189	1,364
Depreciation, depletion and amortization	22	45	36	12	—	115	5	120
Selling expenses	2	30	3	1	—	36	19	55
General and administrative expenses	21	42	17	—	—	80	17	97
Research and development expenses	5	2	2	(1)	—	8	—	8
Charges for restructuring and closures	—	1	—	1	—	2	—	2
Impairment of goodwill and other assets	—	—	—	—	—	—	1	1
Other operating costs (income), net	(9)	(5)	(5)	11	—	(8)	2	(6)

Total costs and expenses	279	813	392	72	(148)	1,408	233	1,641

Operating income (loss)	69	(4)	76	(1)	—	140	24	164
Interest income and other	1	1	—	10	—	12	—	12
Equity in income (loss) of equity affiliates	—	—	(2)	(1)	—	(3)	3	—
Income attributable to noncontrolling interests	—	—	—	—	—	—	—	—

Net contribution to earnings	$70	$(3)	$74	$8	$—	$149	$27	176

Interest expense, net of capitalized interest								(106)
Loss on early extinguishment of debt								(49)

Earnings before income taxes								21
Income tax provision								(7)

Net earnings attributable to Weyerhaeuser common shareholders								$14

	Q2.2009
	Timberlands	Wood Products	Cellulose Fibers	Corporate and Other	Eliminations	Total Forest Products	Real Estate	Total
Trade sales and revenues (unaffiliated customers)	$208	$594	$349	$41	$—	$1,192	$199	$1,391
Intersegment sales	115	14	—	3	(132)	—	—	—

Net sales and revenues	323	608	349	44	(132)	1,192	199	1,391

Costs and expenses:
Costs of products sold	212	630	307	33	(132)	1,050	164	1,214
Alternative fuel mixture credits	—	—	(107)	—	—	(107)	—	(107)
Depreciation, depletion and amortization	26	51	35	13	—	125	4	129
Selling expenses	2	26	4	1	—	33	20	53
General and administrative expenses	14	39	13	17	—	83	17	100
Research and development expenses	2	6	1	6	—	15	—	15
Charges for restructuring and closures	5	—	—	41	—	46	—	46
Impairment of goodwill and other assets	—	16	—	4	—	20	—	20
Real Estate impairments and other related charges	—	—	—	—	—	—	53	53
Other operating costs (income), net	(4)	3	(1)	(75)	—	(77)	7	(70)

Total costs and expenses	257	771	252	40	(132)	1,188	265	1,453

Operating income (loss)	66	(163)	97	4	—	4	(66)	(62)
Interest income and other	—	1	1	11	—	13	1	14
Equity in income (loss) of equity affiliates	—	—	2	(2)	—	—	11	11
Investment impairments and other related charges	—	—	—	—	—	—	(6)	(6)
Loss attributable to noncontrolling interests	—	—	—	—	—	—	10	10

Net contribution to earnings	$66	$(162)	$100	$13	$—	$17	$(50)	(33)

Interest expense, net of capitalized interest								(105)

Loss before income taxes								(138)
Income tax benefit								32

Net loss attributable to Weyerhaeuser common shareholders								$(106)

	Q1.2010
	Timberlands	Wood Products	Cellulose Fibers	Corporate and Other	Eliminations	Total Forest Products	Real Estate	Total
Trade sales and revenues (unaffiliated customers)	$202	$604	$410	$52	$—	$1,268	$151	$1,419
Intersegment sales	171	16	—	4	(191)	—	—	—

Net sales and revenues	373	620	410	56	(191)	1,268	151	1,419

Costs and expenses:
Costs of products sold	254	572	331	42	(191)	1,008	121	1,129
Depreciation, depletion and amortization	23	45	36	12	—	116	3	119
Selling expenses	2	28	3	1	—	34	15	49
General and administrative expenses	18	39	17	8	—	82	16	98
Research and development expenses	4	1	2	1	—	8	—	8
Charges for restructuring and closures	1	—	—	(1)	—	—	—	—
Impairment of goodwill and other assets	—	1	—	—	—	1	1	2
Other operating costs (income), net	(10)	(46)	(2)	(13)	—	(71)	1	(70)

Total costs and expenses	292	640	387	50	(191)	1,178	157	1,335

Operating income (loss)	81	(20)	23	6	—	90	(6)	84
Interest income and other	—	1	—	8	—	9	3	12
Equity in income (loss) of equity affiliates	—	—	(4)	(2)	—	(6)	36	30
Income attributable to noncontrolling interests	—	—	—	—	—	—	(2)	(2)

Net contribution to earnings	$81	$(19)	$19	$12	$—	$93	$31	124

Interest expense, net of capitalized interest								(106)

Earnings before income taxes								18
Income tax provision								(38)

Net loss attributable to Weyerhaeuser common shareholders								$(20)

PRELIMINARY RESULTS - SUBJECT TO AUDIT

1

	Q2.2010 Year-to-date
	Timberlands	Wood Products	Cellulose Fibers	Corporate and Other	Eliminations	Total Forest Products	Real Estate	Total
Trade sales and revenues (unaffiliated customers)	$427	$1,393	$878	$118	$—	$2,816	$408	$3,224
Intersegment sales	294	36	—	9	(339)	—	—	—

Net sales and revenues	721	1,429	878	127	(339)	2,816	408	3,224

Costs and expenses:
Costs of products sold	492	1,270	670	90	(339)	2,183	310	2,493
Depreciation, depletion and amortization	45	90	72	24	—	231	8	239
Selling expenses	4	58	6	2	—	70	34	104
General and administrative expenses	39	81	34	8	—	162	33	195
Research and development expenses	9	3	4	—	—	16	—	16
Charges for restructuring and closures	1	1	—	—	—	2	—	2
Impairment of goodwill and other assets	—	1	—	—	—	1	2	3
Other operating costs (income), net	(19)	(51)	(7)	(2)	—	(79)	3	(76)

Total costs and expenses	571	1,453	779	122	(339)	2,586	390	2,976

Operating income (loss)	150	(24)	99	5	—	230	18	248
Interest income and other	1	2	—	18	—	21	3	24
Equity in income (loss) of equity affiliates	—	—	(6)	(3)	—	(9)	39	30
Income attributable to noncontrolling interests	—	—	—	—	—	—	(2)	(2)

Net contribution to earnings	$151	$(22)	$93	$20	$—	$242	$58	300

Interest expense, net of capitalized interest								(212)
Loss on early extinguishment of debt								(49)

Earnings before income taxes								39
Income tax provision								(45)

Net loss attributable to Weyerhaeuser common shareholders								$(6)

	Q2.2009 Year-to-date
	Timberlands	Wood Products	Cellulose Fibers	Corporate and Other	Eliminations	Total Forest Products	Real Estate	Total
Trade sales and revenues (unaffiliated customers)	$365	$1,136	$713	$81	$—	$2,295	$371	$2,666
Intersegment sales	286	33	—	5	(324)	—	—	—

Net sales and revenues	651	1,169	713	86	(324)	2,295	371	2,666

Costs and expenses:
Costs of products sold	478	1,226	589	59	(324)	2,028	315	2,343
Alternative fuel mixture credits	—	—	(107)	—	—	(107)	—	(107)
Depreciation, depletion and amortization	49	101	70	27	—	247	8	255
Selling expenses	4	62	8	2	—	76	42	118
General and administrative expenses	32	92	29	26	—	179	45	224
Research and development expenses	4	9	3	12	—	28	—	28
Charges for restructuring and closures	5	63	1	59	—	128	—	128
Impairment of goodwill and other assets	—	24	—	14	—	38	—	38
Real Estate impairments and other related charges	—	—	—	—	—	—	95	95
Other operating costs (income), net	(26)	21	(4)	(62)	—	(71)	7	(64)

Total costs and expenses	546	1,598	589	137	(324)	2,546	512	3,058

Operating income (loss)	105	(429)	124	(51)	—	(251)	(141)	(392)
Interest income and other	1	1	1	24	—	27	2	29
Equity in income (loss) of equity affiliates	—	—	6	(3)	—	3	13	16
Investment impairments and other related charges	—	—	—	—	—	—	(32)	(32)
Loss attributable to noncontrolling interests	—	—	—	—	—	—	12	12

Net contribution to earnings	$106	$(428)	$131	$(30)	$—	$(221)	$(146)	(367)

Interest expense, net of capitalized interest								(211)

Loss before income taxes								(578)
Income tax benefit								208

Net loss attributable to Weyerhaeuser common shareholders								$(370)

PRELIMINARY RESULTS - SUBJECT TO AUDIT

2